united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices) (Zip code)

Mike Wagner, Gemini Fund Services, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212 995-8300

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Boyar
value fund

Semi-Annual Report
June 30, 2019

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.boyarassetmanagement.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

Valuations Do Matter

Howard Marks’s most recent investment memo began with a famous observation by legendary investor Sir John Templeton: the four most dangerous words in investing are “this time it’s different.” But as stock markets hit extremes, Marks argued, investors invariably use precisely this rationale to justify their emotion-driven decisions.

Marks believes (and we agree) that many investors are likely to echo these same four words as they defend higher stock prices. Investors should treat these words with the same caution they would a promise that “the check is in the mail,” but today’s investors are putting their money into stocks even though equities (as measured by the S&P 500) have increased more than 300% from their lows on March 6, 2009. As they do, all they hear are the reasons why stock market prices will continue to grind higher, why this boom will not be followed by a sharp stock market decline, and why “this time it’s different.”

Source: JP Morgan Guide to The Markets

32 West 39th Street ● 9th Floor ● New York, NY 10018 ● P. 212.995.8300 ● F. 212.995.5636
www.BoyarAssetManagement.com

Although valuations are not excessively high as measured by the S&P 500—and in fact are not much above its post-World War II average of 15x-16x earnings—certain sectors in the market sell for valuations that we can only describe as “frothy.” Take the technology sector, which advanced 27.1% in the 2nd quarter: it has been this year’s market leader, and it currently commands one of the highest valuations of any sector (although technology bulls would argue that at 19.4x trailing earnings, it is a bargain compared to its 20-year average of 23.4x earnings).

However, value stocks—which have underperformed growth stocks for some time now—have much more compelling valuations. According to Dubravko Lakos, head of U.S. equity strategy at J.P. Morgan, one basket of 100 value stocks tracked by the bank is trading at cheaper valuations than ever before. In fact, he notes, the last time value was this cheap versus the overall market was at the peak of the dot-com bubble. He argues that in order for value to make a sustained resurgence the following developments must occur:

After 2018’s selloff, a significant amount of the money that has come back into the market has gone into companies that offer steady dividends (driving up their valuations), which are often perceived as bond substitutes. Rightly or wrongly, investors believe that these businesses’ profits are less vulnerable to an economic contraction. According to data compiled by Bank of America, equity fund flows into utilities, consumer staples, and real estate shares have accelerated. Utility firms look particularly pricey by historical standards: they currently fetch an average of 19.2x trailing earnings versus their 20-year historical average of just 14.8x earnings.

The poster child for this “utility mania” is American Water, which currently commands a price/earnings ratio of 35x—the kind of valuation more often associated with a fast-growing technology company. But investors’ unwavering faith in the safety of utility stocks isn’t really justified by the historical record. The sector’s recorded volatility is roughly in line with that of the S&P 500, and its peak-to-trough performance during recent big selloffs has also been similar to that of the broader index. In the aftermath of the 2000 stock market bubble, utilities actually fell by more than the leading stock market indices did.

In our opinion, a better bond surrogate—a sector of the market that is significantly cheaper than utilities and that offers comparable yields—would be the big money center banks. JPMorgan Chase, the world’s second most profitable company behind Apple, with a fortress like balance sheet sells at roughly 12x earnings and yields over 2.7%. Its dividend payout is about 30%, so it has the capability to materially increase this distribution over time. Seeing a flattening yield curve, however, investors have shunned this sector—but we believe that investors who take a longer view can expect to be rewarded.

As you are well aware, our mission is to invest exclusively in businesses that are selling well below their intrinsic value and that offer a significant margin of safety. At times this investment style has fallen out of favor as investors clamor for the flavor of the day, but during our combined 60+ years of investing, we have never deviated from this approach. Experience has taught us that valuations do indeed matter—and that those who do not heed this lesson will come to wish they had.

The Issue With New Issues

The new issue market of today is reminiscent of the dot-com boom, and most of us remember just how badly that ended. Today’s new issues have much more revenue and have been in business far longer, but their lofty valuations remain troubling.

The vast majority of the companies going public today are “unicorns”—privately held startups valued at over $1 billion, most of which are unprofitable. These companies financed their growth via the private equity market, but now their investors want to liquefy their investments via the public markets. Interestingly, a great many are doing so simultaneously, perhaps foreseeing a more difficult market environment on the horizon, perhaps worried that the door to the new issue market will soon close. And perhaps, too, these sophisticated investors fear that the elevated valuations currently being accorded these companies will become less attractive.

So far, 2019 is on track to be one of the biggest years on record for public offerings, as measured by the amount of money raised. By the end of June, 108 companies had gone public in the U.S., raising $38.8 billionthe largest sum by this point in the year since 2000, at the height of the dot-com boom. Notwithstanding the rocky starts of highly anticipated ride hailers Lyft Inc. and Uber Technologies Inc., technology companies that debuted on the U.S. exchanges gained an average of 23% this year, according to Dealogic.

A prime example of the frenzy over new issues in 2019 is RealReal Inc. (founded by Julie Wainwright, best known as the former CEO of Pets.com, which became a symbol of the insanity of the dot-com bubble), which soared 45% in its first day of trading. RealReal’s revenue increased 55% from the prior year, to $200 million, but the company incurred a loss of $75.8 million during that same time frame. The San Francisco-based company sold 15 million shares, raising $300 million, for a marketvaluat ion of $1.65 billion.

Or consider Beyond Meat, which expects to reach $210 million in revenue in 2019. At the end of May, the company went public at $25 per share, and by July 22 it was selling for $194 per share, for a market valuation of $11 billion—roughly 3x the market value of Wendy’s.

—Sources: The Wall Street Journal, article penned by Jon Sindreu, dated June 29;
Boyar Research; a recent investment memo penned by Howard Marks.

More Consequences of Low Interest Rates

The various central banks’ prolonged low-interest-rate policy has stimulated the weakest post-war economic recovery on record. One of the purposes behind setting rates so low is to encourage investors to seek out “riskier” assets with the hope of improving economic conditions. However, this historically long period of accommodative monetary policy (e.g., low rates) has led some investors to make investments that leave us scratching our heads. We view investment in technology stocks or unicorns at extremely high valuations or the purchase of investment-grade corporate or government bonds at low yields as foolish moves that will produce bad results.

Not surprisingly, then, a Wall Street Journal article published on July 14 left us in utter disbelief: according to author Paul Davies, more than a dozen junk bonds in Europe trade with a negative yield. Although sovereign debt and highly rated corporate debt can at times trade at negative yields (so that “investing” in them means accepting that you will receive less money than you put in), we had never heard of below-investment-grade bonds’ having a negative yield. There are various technical reasons for this phenomenon, but the main reason is that European investors need to park their money someplace—and because sovereign debt has a larger negative yield, they are choosing to “invest” in junk bonds because they will lose less money that way. So in the simplest of terms, there are investors who are “investing” in highly indebted companies, knowing in advance that they will receive less money than they originally put in, in order to lose less money than by “investing” in government bonds.

Performance

Stocks notched solid gains in the 2nd quarter, thanks in part to a perceived shift in the Federal Reserve’s appetite for further increases to interest rates, extending a rally that propelled the S&P 500 to record highs. The 2nd quarter is a fabulous example of the volatility wrought by headlines and emotions. The market ebbed and flowed with developments in the U.S.-China trade fight, with the S&P 500 rising slightly more than +4% in April, declining -6.35% in May, and advancing +7.05% in June—quite the roller-coaster ride.

Although the major indices have seen spectacular gains thus far this year, these gains do not tell the whole story. According to an article published in the Wall Street Journal on July 21, Microsoft, Apple, Amazon, and Facebook have accounted for 19% of the S&P 500’s total returns this year—a proportion roughly in line with that seen not only in 2017 as well as (until the market rolled over in the 4th quarter) last year. Additionally, the author of the article Amrith Ramkumar pointed out that, 7 of the S&P 500’s 11 sectors are not selling close to record highs, and small-cap stocks are also well south of their recent highs. Essentially, we are being told a tale of two markets: a select few high-flying technology stocks . . . and all the rest (with some one-off exceptions).

The buy-technology-stock strategy has turned into a very crowded trade (usually a bad sign for future performance). The widely cited Bank of America Merrill Lynch survey ranked U.S. tech stocks as the second most crowded trade, after only U.S. Treasuries. As we have repeatedly stated, investors in technology shares should proceed with extreme caution.

The Boyar Value Fund increased 4.5% for the 2nd quarter versus a gain of 4.3% for the S&P 500. For the first half of the year the fund increased 12.7% compared to 18.5% for the S&P 500. While The Boyar Value Fund achieved respectable absolute returns thus far this year--- in a market that is led by high flying technology stocks (with little regard to valuation), we will not be able to outperform the S&P 500.While it is certainly frustrating to underperform and we have a significant case of “FAANG envy,” we refuse to deviate from a style that has worked well for so long to simply keep up with an index.

Some Thoughts About the Market

●	With interest rates at very low levels, investors are piling into the areas of the stock market that offer the highest yields, with little regard for valuation. Doing so has become a very popular trade, and when sentiment shifts—as it inevitably will—investors will be surprised by the magnitude of their losses. For example, the companies that make up the real estate sector of the S&P 500 (whose shares yield 3.3% on average) have advanced 20.4% through the end of the 2nd quarter and are selling at 19.4x trailing earnings, versus a historical average multiple of 16.4x

●	With approximately 60% of the market on autopilot (according to JP Morgan research), the stock market is much more volatile than when most trades were made by active managers. For example, we believe that a significant portion of the 6.35% decline seen in May can be directly attributed to computer-driven volatility-targeting funds, which generally scoop up riskier assets such as stocks during calmer periods, hoping to gain as the market grinds higher. When volatility hits, however, their mandate dictates that they sell a portion of their holdings immediately and move into safer assets, such as Treasuries. Because the markets have been so quiet this year, such funds had above-average exposure to stocks in May, when volatility spiked, causing a sharp loss in equity values as they were forced to liquidate their holdings. If we experience another prolonged period of calm in the market (causing volatility funds to continue buying risk assets such as equities), then an increase in volatility could bring another period marked by sharp decreases in stock prices.

●	The S&P 500 fell 6.2% in 2018, notching its biggest single-year decline since the financial crisis. Annual declines aren’t all that rare—they have occurred about a third of the time since 1927—but over the past 92 years, only four periods have seen consecutive yearly losses.

●	Individual investors have been fleeing the stock market in droves since the financial crisis. Recently equity outflows have accelerated, nearing record levels. Puzzlingly enough, with interest rates at historically low levels, these same investors have been pouring their money into bond funds, perhaps not fully realizing the severity of the losses they risk if interest rates suddenly climb.

●	Historically, investor sentiment has been a very good contraindicator of the direction of the stock market. According to the Conference Board, a growing number of Americans are contemplating dumping stocks as they sit at record levels. According to Bloomberg, the number of individual investors expecting equities to decline during the course of the following year jumped the most since 2007 and, for the first time since January, exceeds the number of those expecting gains. As a result, 33% of investors have a bearish view, compared with 31% who predict an advance—the sharpest drop in 8 years.

●	Although it seems likely that the Federal Reserve will make multiple rate cuts in 2019, the fundamentals of the economy remain relatively robust. As the chart on the following page indicates, the U.S. consumer is in fairly good shape: debt payments as a percentage of disposable personal income are close to all-time lows, and household net worth is close to all-time highs. With 67% of U.S. GDP consisting of consumption, these are important indicators that consumers will keep right on spending.

●	Although the economy is by no means perfect, a recession does not appear imminent. With the 10-year Treasury yielding virtually nothing (after inflation), investors are being forced into risk assets, a trend that bodes well for future returns for equities.

Source: JP Morgan Guide to The Markets

●	A number of events could derail the market during the second half of the year, including the following:

○	Failure to reach a trade agreement with China.

○	A more severe decline in earnings expectations than currently forecasted.

○	An inversion of the yield curve, which occurred on March 22, is a somewhat reliable predictor of an upcoming recession. However, according to Tony Dwyer, chief U.S. markets strategist for Canaccord Genuity, over the past seven economic cycles, the median S&P gain from inversion to the cycle peak has been 21%, with a recession coming a median of 19 months after the initial inversion.

○	A government shutdown.

○	Potential fallout from Brexit.

○	Impeachment proceedings.

If you have any questions, we’re always available.

Best regards,

Mark A. Boyar

Jonathan I. Boyar

6702-NLD-07/30/2019

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns
(Through 6/30/19)
				Since
	1 Year	5 Year	10 Year	Inception*
At NAV	5.23%	7.46%	12.51%	6.63%

Inclusive of sales charges	(0.04)%	6.36%	11.94%	6.37%

After taxes on distribution	(1.17)%	5.70%	11.54%	5.94%

After taxes on distribution and the sale of shares	0.67%	4.89%	9.93%	5.27%

S&P 500 TR	10.42%	10.71%	14.70%	6.70%

* (5/5/98)

Cumulative Returns Since Inception

At NAV (5/5/98 through 6/30/19)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 1, 2019 was 1.80%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^	The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2019)
(as a percentage of total net assets) (Unaudited)

ELECTRICAL COMPONENTS & EQUIPMENT 0.5%
PACKAGING & CONTAINERS 0.5%
COSMETICS/PERSONAL CARE 0.3%
REAL ESTATE 0.3%
CHEMICALS 0.2%
OTHER/CASH EQUIVALENTS 9.6%
MEDIA 15.0%
BANKS 11.8%
RETAIL 8.0%
DIVERSIFIED FINANCIAL SERVICES 7.7%
PHARMACEUTICALS 6.5%
SOFTWARE 5.8%
INSURANCE 5.1%
ENTERTAINMENT 4.4%
FOOD 3.7%
LODGING 3.7%
HOUSEWARES 3.3%
APPAREL 3.0%
LEISURE TIME 2.3%
TELECOMMUNICATIONS 2.1%
TRANSPORTATION 1.9%
COMPUTERS 1.6%
SEMICONDUCTORS 1.4%
HOUSEHOLD PRODUCTS/ WARES 1.3%

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or assetclass.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) through June 30, 2019, a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2019

Shares		Fair Value
	COMMON STOCK - 90.4%
	APPAREL - 3.0%
24,070	Hanesbrands, Inc.	$414,486
11,964	Tapestry, Inc.	379,618
		794,104
	BANKS - 11.8%
36,095	Bank of America Corp.	1,046,755
12,707	Bank of New York Mellon Corp.	561,014
4,430	Citigroup, Inc.	310,233
10,750	JPMorgan Chase & Co.	1,201,850
		3,119,852
	CHEMICALS - 0.2%
3,000	Univar, Inc. *	66,120

	COMPUTERS - 1.6%
44,609	Conduent, Inc. *	427,800

	COSMETICS/PERSONAL CARE - 0.3%
3,200	Edgewell Personal Care Co. *	86,240

	DIVERSIFIED FINANCIAL SERVICES - 7.7%
8,500	Ameriprise Financial, Inc.	1,233,860
8,359	Franklin Resources, Inc.	290,893
13,566	Legg Mason, Inc.	519,307
		2,044,060
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
3,200	Energizer Holdings, Inc.	123,648

	ENTERTAINMENT - 4.4%
4,134	Madison Square Garden Co., Class A *	1,157,271

	FOOD - 3.7%
3,000	Campbell Soup Co.	120,210
3,000	Kraft Heinz Co., Inc.	93,120
9,000	Mondelez International, Inc., Class A	485,100
4,000	Sysco Corp.	282,880
		981,310
	HOUSEHOLD PRODUCTS/WARES - 1.3%
2,250	Clorox Co.	344,498

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2019

Shares		Fair Value
	HOUSEWARES - 3.3%
32,489	Newell Brands, Inc.	$500,980
3,700	Scotts Miracle-Gro Co., Class A	364,450
		865,430
	INSURANCE - 5.1%
9,000	Travelers Cos, Inc.	1,345,680

	LEISURE TIME - 2.3%
10,000	Acushnet Holdings Corp.	262,600
7,500	Carnival Corp.	349,125
		611,725
	LODGING - 3.7%
5,008	Marriott International, Inc., Class A	702,572
9,500	MGM Resorts International	271,415
		973,987
	MEDIA - 15.0%
3,641	AMC Networks, Inc., Class A *	198,398
18,268	Comcast Corp., Special Class A	772,371
26,163	Discovery Communications, Inc., Class C *	744,337
13,672	Liberty Media Corp. *	382,406
26,201	MSG Networks, Inc., Class A *	543,409
9,500	Walt Disney Co.	1,326,580
		3,967,501
	PACKAGING & CONTAINERS - 0.5%
7,215	Owens-Illinois, Inc.	124,603

	PHARMACEUTICALS - 6.5%
7,500	Bristol-Myers Squibb Co.	340,125
6,500	CVS Health Corp.	354,185
2,500	Johnson & Johnson	348,200
16,000	Pfizer, Inc.	693,120
		1,735,630
	REAL ESTATE - 0.3%
21,539	Trinity Place Holdings, Inc. *	85,079

	RETAIL - 8.0%
6,385	Home Depot, Inc.	1,327,889
3,000	McDonald’s Corp.	622,980
1,900	Target Corp.	164,559
		2,115,428

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2019

Shares		Fair Value
	SEMICONDUCTORS - 1.4%
8,000	Intel Corp.	$382,960

	SOFTWARE - 5.8%
11,451	Microsoft Corp.	1,533,976

	TELECOMMUNICATIONS - 2.1%
10,000	Cisco Systems, Inc.	547,300

	TRANSPORTATION - 1.9%
5,000	United Parcel Service, Inc., Class B	516,350

	TOTAL COMMON STOCK (Cost - $11,964,411)	23,950,552

	SHORT-TERM INVESTMENTS - 9.5%
1,701,523	Dreyfus Institutional Preferred Government Money Market Fund - Premier Shares, 2.05% **	1,701,523
821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 2.21% **	821,497
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,523,020)	2,523,020

	TOTAL INVESTMENTS - 99.9% (Cost - $14,487,431)	$26,473,572
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	15,525
	NET ASSETS - 100.0%	$26,489,097

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2019

ASSETS
Investment securities, at cost	$14,487,431
Investment securities, at value	$26,473,572
Dividends and interest receivable	13,688
Due from Adviser	11,704
Prepaid expenses and other assets	13,746
TOTAL ASSETS	26,512,710

LIABILITIES
Distribution fees (12b-1) payable	925
Payable to service providers	7,736
Audit fees payable	8,731
Accrued expenses and other liabilities	6,221
TOTAL LIABILITIES	23,613
NET ASSETS	$26,489,097

Net Assets Consist Of:
Paid in capital	$13,182,128
Accumulated earnings	13,306,969
NET ASSETS	$26,489,097

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,001,830
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$26.44
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$27.83

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2019

INVESTMENT INCOME
Dividends	$242,261
Interest	35,735
TOTAL INVESTMENT INCOME	277,996

EXPENSES
Investment advisory fees	65,341
Distribution (12b-1) fees	32,671
Administrative services fees	22,700
Legal fees	47,371
Transfer agent fees	19,341
Accounting services fees	11,979
Audit fees	8,391
Compliance officer fees	8,058
Insurance expense	6,956
Directors’ fees and expenses	6,952
Custodian fees	4,257
Printing and postage expenses	4,232
Registration fees	2,804
Other expenses	3,047
TOTAL EXPENSES	244,100
Less:
Fees waived by the Adviser	(15,305)
NET EXPENSES	228,795
NET INVESTMENT INCOME	49,201

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	938,650
Net change in unrealized appreciation of investments	2,072,109
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,010,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,059,960

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2019	December 31, 2018
	(Unaudited)
FROM OPERATIONS
Net investment income	$49,201	$79,986
Net realized gain from security transactions	938,650	1,548,494
Net change in unrealized appreciation (depreciation) on investments	2,072,109	(3,511,404)
Net increase (decrease) in net assets resulting from operations	3,059,960	(1,882,924)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	—	(1,210,764)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	187,903	415,422
Net asset value of shares issued in reinvestment of distributions to shareholders	—	1,162,344
Payments for shares redeemed	(1,148,535)	(1,314,283)
Net increase (decrease) in net assets from capital share transactions	(960,632)	263,483

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,099,328	(2,830,205)

NET ASSETS
Beginning of period	24,389,769	27,219,974
End of period	$26,489,097	$24,389,769

CAPITAL SHARE ACTIVITY
Shares Sold	7,315	15,383
Shares Reinvested	—	47,501
Shares Redeemed	(44,401)	(49,565)
Net increase (decrease) in shares outstanding	(37,086)	13,319

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period Presented

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2,019		2018	2017	2016	2015	2014
	(Unaudited)

Net Asset Value, Beginning of Period	$23.48		$26.54	$23.37	$22.22	$22.86	$20.73
Activity from investment operations:
Net investment income (loss)(1)	0.05		0.08	0.10	0.03	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	2.91		(1.92)	3.52	1.54	(0.06)	2.58
Total from investment operations	2.96		(1.84)	3.62	1.57	(0.02)	2.57
Paid-in-Capital from Redemption Fees (1)	—		—	—	—	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—		(0.08)	(0.11)	(0.03)	—	—
Net realized gains	—		(1.14)	(0.34)	(0.39)	(0.62)	(0.44)
Total distributions	—		(1.22)	(0.45)	(0.42)	(0.62)	(0.44)
Net Asset Value, End of Period	$26.44		$23.48	$26.54	$23.37	$22.22	$22.86
Total Return (3)	12.65	% (4)	(7.12)%	15.48%	7.04%	(0.11)%	12.52%
Net Assets, End of Period	$26,489,097		$24,389,769	$27,219,974	$24,432,589	$23,999,274	$24,231,413
Ratio of gross expenses to average net assets (5)	1.87	% (6)	2.11%	2.22%	2.19%	2.14%	2.33%
Ratio of net expenses to average net assets	1.75	% (6,7)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.39	% (6)	0.30%	0.42%	0.13%	0.19%	(0.05)%
Portfolio Turnover Rate	8	% (4)	7%	2%	4%	7%	3%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and Manager.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2019

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2019 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$23,950,552	$—	$—	$23,950,552
Short-Term Investments	2,523,020	—	—	2,523,020
Total	$26,473,572	$—	$—	$26,473,572

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax returns.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,881,214 and $1,895,748, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreication	Depreciation	Appreciation
Boyar Value Fund	$14,487,448	$12,464,482	$(478,358)	$11,986,124

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Adviser and the Distributor have agreed to waive a portion of their advisory and distribution fees and the Adviser has agreed to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser and the Distributor are permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation, and the Adviser is currently being reimbursed for a portion of such previously waived fees. The Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2020. For the six months ended June 30, 2019, the Adviser waived fees in the amount of $15,605.

As of December 31, 2018, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$120,040	December 31, 2019
$96,396	December 31, 2020

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the six months ended June 30, 2019, the Distributor did not receive any underwriting commissions.

Gemini Fund Services, LLC (“GFS”)

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Manager, Adviser or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the six months ended June 30, 2019 was $4,128. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Adviser, GFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, Vector Group Ltd. held approximately 35.6% while National Financial Services LLC held 46.1% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the six months ended June 30, 2019.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$78,363	$109,422
Long-Term Capital Gain	1,132,401	343,660
	$1,210,764	$453,082

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long-Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$1,623	$331,371	$9,914,015	$10,247,009

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales of $17.

9.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2019

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective July 1, 2019, Northern Lights Distributors acts as distributor of the Fund’s shares.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES (Unaudited)

June 30, 2019

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
Actual	$1,000.00	$1,126.50	$9.23	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.12	$8.75	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**	Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2019

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), (the “Agreement”).

At a Board meeting held in-person on June 4, 2019 the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreement. As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. The Independent Directors were informed that, in selecting the Adviser and approving the continuance of the Agreement, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of two peer groups of mutual funds, the first of which consisted of the Fund and other large-cap value funds and the second of which consisted of the Fund and other large-cap blend funds (the “Performance Universes”), as classified by Morningstar and objectively selected by the Adviser as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee and advisory fee (individually and together), 12b-1 fees, and other non-management expenses, to those incurred by the Performance Universes; (ii) the Fund’s average expense ratio to those of its Performance Universes (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the Adviser to determine the Performance Universes to prepare its information and the rationale for including both Performance Universes, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Agreement including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreement.

Investment Performance. First, the Board reviewed the Fund’s overall investment performance as compared to its Performance Universes and the Fund’s benchmark index. The Board noted that the Fund outperformed the mean performance of the Large Value Performance Universe over the two-, five- and ten-year periods ended March 31, 2019; underperformed the mean performance of the Large Blend Performance Universe

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2019

and the Fund’s benchmark index over the year-to-date, one-, two-, three-, and five-year periods; and outperformed the mean of the Large Blend Performance Universe for the ten-year period ended March 31, 2019. In light of the Fund’s performance, and given the Adviser’s long-term strategy and that the Fund’s performance is negatively impacted by its expense ratio, the Board concluded that the Fund’s performance was satisfactory.

Personnel and Methods. The Board next reviewed the background of Mr. Jonathan Boyar, a co-portfolio manager, and Mr. Mark Boyar, the co-portfolio manager who has been responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy, in each case until the addition of Mr. Jonathan Boyar as a co-portfolio manager in 2018. The Independent Directors also engaged in discussions with Messrs. Mark Boyar and Jonathan Boyar and considered the Adviser’s staff responsible for assisting the co-portfolio managers in the overall functioning of the Adviser and based on the Independent Directors’ review, the Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Agreement. The Board considered the favorable history, reputation, continuity, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the personnel and methods were satisfactory.

Fees and Expenses. The Board then considered the Adviser’s fees under the Agreement relative to the management fees charged by the Fund’s Performance Universes. The Board noted that the Fund had a higher advisory fee rate than the mean advisory fee rate of its Performance Universes, and that the Fund has a lower gross expense ratio but higher net expense ratio than those of its Performance Universes. The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving effect to the fee waiver. The Board also viewed favorably that the Adviser has since the Fund’s inception voluntarily agreed to waive all or portion of their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets. The Board noted that, after giving effect to the above described expense limitation, the Adviser received a relatively modest dollar amount of advisory fees from the Fund for the 2018 calendar year. Based on these factors, the Board determined that the Fund’s advisory fee rates under the Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rate under the Agreement are fair and reasonable.

Nature and Quality of Other Services; Profitability. The Board next considered the nature, quality, cost and extent of other services provided by the Adviser. At meetings held the previous year and this year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser was satisfactory, reliable and beneficial to the Fund’s shareholders. The Board was informed by the Adviser that given the amount of fees received from the Fund and the current fee waiver to keep the Fund’s expense ratio at 1.75%, the Adviser did not believe they made a profit under the Agreement in the prior year.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2019

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universes, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. As noted above, the Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that: (a) it was appropriate to continue to retain the Adviser; (b) the terms of the Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Agreement should continue for a one-year period.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                       ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 8/27/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 8/27/19

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 8/27/19

* Print the name and title of each signing officer under his or her signature.